Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher G. O’Meara, Executive Vice President and Chief Financial Officer of TIBCO Software Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a)  the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended August 30, 2002, as filed with the Securities and Exchange Commission (the Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 11, 2002

/s/ CHRISTOPHER G. O’MEARA
Christopher G. O’Meara
Executive Vice President, Finance & Chief Financial Officer